EXECUTION COPY

                      Common Shares of Beneficial Interest

                              WINTHROP REALTY TRUST

                             UNDERWRITING AGREEMENT

                                October 30, 2006

BEAR, STEARNS & CO. INC.
     As Representative of the
     several Underwriters named in
     Schedule I attached hereto (the "Representative")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

            Winthrop Realty Trust, an unincorporated association in the form of a real estate investment trust (a "REIT") organized and existing under the laws of Ohio (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 17,000,000 shares (the "Firm Shares") of its common shares of beneficial interest, including par value $1.00 per share (the "Stock"), and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 2,550,000 shares (the "Additional Shares") of Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". Bear, Stearns & Co. Inc. is acting as lead manager (the "Lead Manager") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

            The Company's and its Subsidiaries' (as defined below) operations are managed by its advisor, FUR Advisors LLC (the "Advisor"), pursuant to the Amended and Restated Advisory Agreement, dated as of November 7, 2005 and amended as of May 17, 2006 among the Company and the Advisor (the "Advisory Agreement"). The Company, directly and through a wholly owned subsidiary, is the sole general partner and sole limited partner of WRT Realty, L.P., a Delaware limited partnership (the "Operating Partnership"). The Company owns its assets and conducts its operations through the Operating Partnership and through subsidiaries of the Operating Partnership. The Company will contribute the net proceeds of the sale of the Shares to the Operating Partnership in exchange for additional partnership interests in the Operating Partnership. The Company and the Operating Partnership wish to confirm as follows their agreement with the Lead Manager, in connection with the purchase of the Shares by the Lead Manager.

      1. Representations and Warranties of the Company. The Company and the Operating Partnership jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Shares, on Form S-3 (No. 333-125987) (the initial filing and all pre-effective amendments thereto collectively being referred to as the "Initial Registration Statement"); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A, 430B or 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters, and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement becomes effective, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the "Registration Statement." Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of the Initial Registration Statement that is incorporated by reference therein. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

            The prospectus supplement relating to the Shares, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the "Prospectus". Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act (including the base prospectus filed as part of the Initial Registration Statement) is hereafter referred to as a "Preliminary Prospectus;" and the Preliminary Prospectus relating to the Shares, as amended or supplemented immediately prior to the Applicable Time (as defined below), is hereafter referred to as the "Pricing Prospectus". Any "issuer free writing prospectus" (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an "Issuer Free Writing Prospectus"; and the Pricing Prospectus, as supplemented by the public offering price of the Shares, the number of Shares and the Issuer Free Writing Prospectuses, if any, attached and listed in Annex III hereto, taken together, are hereafter referred to collectively as the "Pricing Disclosure Package". Any reference herein to any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include (x) the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the date of such Preliminary Prospectus, the Pricing Prospectus or Prospectus, as the case may be; and any reference herein to any "amendment" or "supplement" to any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the date of such Preliminary Prospectus, the Pricing Prospectus or Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

            The Company was not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated hereby.

            All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

            (b) The Registration Statement complies and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

            (c) No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus and the Pricing Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from any Preliminary Prospectus or the Pricing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

            (d) For purposes of this Agreement, the "Applicable Time" is 5:30 p.m. (Eastern) on the date of this Agreement. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any (each as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus not listed in Annex III hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(d) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

            (e) Deloitte & Touche LLP and KPMG LLP, who have each certified the financial statements and supporting schedules and information of the Company and its Subsidiaries, that are included or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

            (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as disclosed in the Pricing Prospectus, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries listed in Exhibit A hereto (each, a "Subsidiary" and, collectively, the "Subsidiaries"),
(iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole (a "Material Adverse Change"). Since the date of the latest balance sheet included, or incorporated by reference, in the Registration Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Pricing Prospectus.

            (g) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any subsidiary any Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. Except as set forth in the Pricing Prospectus and Prospectus, all of the issued shares of capital stock of or other ownership interests in each Subsidiary (all of which is set forth on Exhibit A attached hereto) have been duly and validly authorized and issued and are fully paid and non-assessable and (except as otherwise set forth in the Pricing Prospectus) are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien"). Other than the Company's ownership interest in Newkirk Realty Trust, Exhibit A sets forth each corporation, limited liability company and other entity in which the company owns greater than 10% of the equity interests.

            (h) The Shares to be delivered on the Closing Date and the Additional Closing Date (as hereinafter defined), if any, have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company. The Stock and the Shares conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. Except as disclosed in the Pricing Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. Except as disclosed in the Pricing Prospectus, no holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

            (i) The Subsidiaries, including the Operating Partnership, are the only "subsidiaries" of the Company (within the meaning of Rule 405 under the Securities Act). The Company and each Subsidiary has been duly organized and validly exists as a trust, corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign trust, corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement or the Pricing Prospectus (a "Material Adverse Effect").

            (j) The Company and each Subsidiary has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Pricing Prospectus, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

            (k) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership.

            (l) The issue and sale of the Shares, the compliance by the Company, the Operating Partnership and the Advisor with this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the declaration of trust, certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign.

            (m) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, except (i) the registration under the Securities Act of the Shares and such consents as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect, or (ii) consents that may be required under NASD Rule 2710.

            (n) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company's and the Operating Partnership's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

            (o) The financial statements and pro forma data, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus; except as otherwise stated in the Registration Statement, the Pricing Prospectus and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus and the Prospectus by the Securities Act, the Exchange Act or the Rules and Regulations. The other financial and statistical information included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus and the books and records of the respective entities presented therein.

            (p) The pro forma financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act, the Exchange Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with the United States generally accepted accounting principles the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified.

            (q) The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

            (r) The Stock has been registered pursuant to Section 12(b) of the Exchange Act. The shares of Stock are listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Stock under the Exchange Act or de-listing the Stock from the NYSE, nor has the received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

            (s) The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (t) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting is effective and except for the matters described in the Pricing Prospectus and Prospectus the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting. The Company and the Audit Committee of the Board of Trustees reasonably believes that they have taken all actions necessary and sufficient to remedy the material weaknesses in the Company's internal control over financial reporting disclosed in the Company's Form 10K/A for the year ended December 31, 2005 and no additional remedial actions with respect to such weakness should be taken.

            (u) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective. Based on an evaluation of its disclosure controls and procedures by the Company and the Subsidiaries as of the period ended December 31, 2005, neither the Company nor the Subsidiaries is aware of
(i) any material weakness in the design or operation of internal controls which could adversely affect the ability of the Company or the Subsidiaries, as the case may be, to record, process, summarize and report financial data except for the matters described in the Pricing Prospectus and Prospectus; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

            (v) There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

            (w) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

            (x) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Shares pursuant to the Registration Statement.

            (y) The statements set forth in the Registration Statement, the Pricing Prospectus and Prospectus under the caption "Description of Our Common Shares", insofar as it purports to constitute a summary of the terms of the Stock, and under the captions, "Federal Income Tax Considerations" and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

            (z) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files periodic reports with the Commission, and the conditions for use of Form S-3 to register the Shares under the Securities Act have been satisfied. The documents incorporated or deemed to be incorporated by reference in the Pricing Prospectus and the Prospectus, at the time they were or hereafter (until all the Firm Shares and any Additional Shares are sold) are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and, when read together with the other information in the Pricing Prospectus or the Prospectus, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (aa) Neither the Company nor the Operating Partnership is and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will not be, required to register as an "investment company" under the Investment Company Act of 1940 and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act. The Advisor is not and, upon the consummation of the transactions contemplated by this Agreement, will not be, required to be registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended.

            (bb) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company, the Operating Partnership, the Advisor and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company's and the Operating Partnership's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries, affiliates or the Advisor that may affect the Underwriters' compensation as determined by the the National Association of Securities Dealers, Inc. (the "NASD").

            (cc) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Pricing Prospectus and the Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Pricing Prospectus and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company, the Operating Partnership and the Subsidiaries. Except as described in the Pricing Prospectus, neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

            (dd) The Company and each Subsidiary (i) owns or possesses the right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as presently conducted and as described in the Registration Statement, the Pricing Prospectus and the Prospectus and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the Company's and the Operating Partnership's knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. Neither the Company nor any Subsidiary has granted, licensed or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement, the Pricing Prospectus and the Prospectus. There is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's and the Operating Partnership's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's and the Operating Partnership's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

            (ee) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

            (ff) The Company and each Subsidiary has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary's federal, state, local or foreign taxes is pending or, to the best of the Company's and the Operating Partnership knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2005, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary. Each Subsidiary, including without limitation, the Operating Partnership, that is a partnership or limited liability company will be treated as a partnership, and not as an association taxable as a corporation or a publicly traded partnership, for federal income tax purposes.

            (gg) Neither the Company nor any Subsidiary has any employees. Neither the Company nor the Operating Partnership is aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers', customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

            (hh) No "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any

Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan"; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

            (ii) There has been no material storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances, including the presence of mold, by, due to, or caused by the Company, the Operating Partnership or any Subsidiary (or, to the Company's and the Operating Partnership's knowledge, any other entity for whose acts or omissions the Company or the Operating Partnership is or may be liable) upon any other property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any common law, applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law"). There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company, the Operating Partnership or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company, the Operating Partnership nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action. There is no pending or, to the best of the Company's and the Operating Partnership's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, the Operating Partnership or any Subsidiary.

            (jj) None of the Company, any Subsidiary or, to the Company's and the Operating Partnership's knowledge, any of its employees or agents, has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Operating Partnership, threatened. Neither the

Company nor any Subsidiary nor, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person known to the Company or any Subsidiary currently subject to any U.S. sanctions administered by OFAC.

            (kk) Neither the Company nor any Subsidiary (i) is in violation of its declaration of trust, certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

            (ll) The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. Neither the Company, any of its Subsidiaries or its agents (including the Advisor) has (i) distributed any offering material in connection with the Offering other than the Pricing Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Annex III hereto, or (ii) filed, referred to, approved, used or authorized the use of any electronic road show not previously approved by the Lead Manager, or any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Annex III hereto.

            (mm) The Company has been and is properly taxed as a REIT under the Code commencing with the taxable year ending December 31, 2001, and the Company is organized and is being operated in conformity with the requirements for qualification as a REIT under the Code and the method of operation of the Company and its Subsidiaries enables the Company to meet the requirements for qualification and taxation as a REIT under the Code; the Operating Partnership is treated as a partnership for U.S. federal income tax purposes and not as a corporation or association taxable as a corporation; and the Company intends to continue to qualify as a REIT under the Code for all subsequent years, and does not know of any event that could reasonably be expected to cause the Company to fail to qualify as a REIT under the Code at any time.

            (nn) Each of the Agreement of Limited Partnership of the Operating Partnership (the "Agreement of Limited Partnership"), and the Advisory Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as limited by

(i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

            (oo) The Company been subject to the requirements of Section 12 or 15(d) of the Exchange Act, and it has filed all material required to be filed pursuant to Section 13, 14 or 15(d) of that Act during the last 36 calendar months and the aggregate market value of the Company's voting stock held by non-affiliates of the Company is not less than $150 million.

            (pp) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Advisor that could reasonably be expected to have a Material Adverse Effect.

            (qq) The executive officers of the Advisor are also the executive officers of the Company and the Subsidiaries.

            Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

      1A. Representations and Warranties of the Advisor. The Advisor represents and warrants to, and agrees with, each of the Underwriters that:

            (a) The Advisor has been duly organized and validly exists as a limited liability company in good standing under the laws of its jurisdiction of organization. The Advisor is duly qualified to do business and is in good standing as a limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

            (b) The Advisor has all requisite power and authority, and all necessary Consents to own, lease and operate its properties and conduct its business as it is now being conducted, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect. The Advisor has not received notice of any investigation or proceedings which, if decided adversely to the Advisor, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

            (c) The Advisor has the full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement and the Advisory Agreement. This Agreement has been duly and validly authorized, executed and delivered by Advisor. The Advisory Agreement has been duly and validly authorized, executed and delivered by the Advisor and constitutes a valid and binding agreement of the Advisor, enforceable in accordance with its terms, except as limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. No event has occurred with respect to the Advisor that would impede the performance of its obligations under the Advisory Agreement.

            (d) The compliance by the Advisor with this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Advisor pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Advisor is a party or by which the Advisor or its respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of formation or limited liability company agreement of the Advisor, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign.

            (e) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance by the Advisor of this Agreement.

            (f) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Advisor is a party or of which any property, operations or assets of the Advisor is the subject which, individually or in the aggregate, if determined adversely to the Advisor, could reasonably be expected to have a Material Adverse Effect; to the Advisor's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Advisor could not reasonably be expected to have a Material Adverse Effect.

            (g) The information concerning the Advisor and its affiliates (other than the Company, the Operating Partnership and the Subsidiaries) included or incorporated by reference in the Registration Statement, the Pricing Prospectus and Prospectus is true and correct in all material respects.

            (h) The Advisor is not and, upon the consummation of the transactions contemplated by this Agreement, will not be, required to be registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended.

            (j) The Advisor has no employees. The Advisor is not aware of any existing or imminent labor disturbances by the employees of any of its principal suppliers, manufacturers', customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

            (k) No "prohibited transaction" (as defined in either Section 406 of ERISA or Section 4975 of the Code, "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Advisor would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Advisor would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Advisor has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan"; and each plan for which the Advisor would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

            (l) Neither the Advisor nor any of its employees or agents, has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof. The operations of the Advisor are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Advisor with respect to the Money Laundering Laws is pending or, to the best knowledge of the Advisor, threatened. Neither the Advisor, to the knowledge of the Advisor, any director, officer, agent, employee or affiliate of the Advisor is currently subject to any U.S. sanctions administered by OFAC.

            (m) The Advisor (i) is not in violation of its certificate of formation or limited liability company agreement, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Advisor pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

            (n) The Advisory Agreement has been duly and validly authorized, executed and delivered by the Advisor and constitutes a valid and binding agreement of the Advisor, enforceable in accordance with its terms, except as limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

            Any certificate signed by or on behalf of the Advisor and delivered to the Representatives or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Advisor to each Underwriter as to the matters covered thereby.

      2. Purchase, Sale and Delivery of the Shares.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $5.70, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

            (b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 ("Underwriters' Counsel"), or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00 A.M., New York City time, on November 3, 2006, or such other time and date as the Lead Manager and the Company may agree upon in writing (such time and date of payment and delivery being herein called the "Closing Date"). Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to the Company upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Closing Date. (c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 2,550,000 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Manager to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Manager, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised. Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

            (d) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by the Lead Manager and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by the Lead Manager and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to the Company upon delivery of certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

            (e) The Company, the Operating Partnership and the Advisor each acknowledge and agree that (i) the terms of this Agreement and the Offering (including the price of the Shares) were negotiated at arm's length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company, the Operating Partnership, and the Advisor, on the one hand, and the Underwriters, on the other hand, has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters, (iii) the Underwriters' obligations to the Company, the Operating Partnership and the Advisor in respect of the Offering are set forth in this Agreement in their entirety and (iv) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters.

      3. Offering. Upon authorization of the release of the Firm Shares by the Lead Manager, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

      4. Covenants of the Company. In addition to the other covenants and agreements of the Company contained herein, the Company and the Operating Partnership further covenant and agree with each of the Underwriters that:

            (a) The Company shall prepare the Prospectus in a form approved by you and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act; prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which you shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify you promptly (and, if requested by the Lead Manager, confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information,
(iii) of the Company's intention to file, or prepare any supplement or amendment to, the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus the Prospectus or any Issuer Free Writing Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefore, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

            (b) If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment, supplement or document (in form and substance satisfactory to the Lead Manager) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

            (c) The Company, its Subsidiaries and its agents (including the Advisor) will not, without the prior consent of the Lead Manager, (i) make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Annex III hereto and any electronic road show previously approved by the Lead Manager, or (ii) file, refer to, approve, use or authorize the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Lead Manager promptly and, if requested by the Lead Manager, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance satisfactory to the Lead Manager) that will correct such statement, omission or conflict or effect such compliance.

            (d) The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus.

            (e) The Company will promptly deliver to each of you and Underwriters' Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Registration Statement, any Issuer Free Writing Prospectus and all amendments of and supplements to such documents, if any, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

            (f) Promptly from time to time, the Company will use its best efforts, in cooperation with the Lead Manager, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Manager may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign entity or to execute a general consent to service of process.

            (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

            (h) During the period of five years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, however, that copies of materials available on the Commission's EDGAR system shall be deemed so delivered to the Representative.

            (i) The Company will use its best efforts to list the Shares, subject to notice of issuance, on the NYSE.

            (j) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Registration Statement, the Pricing Prospectus and the Prospectus.

            (k) The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.

            (l) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462 by 10:00 p.m. (Eastern time), on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

            (m) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) including the Advisor not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

            (n) The Company will continue to use its best efforts to meet the requirements to qualify as a REIT under the Code and to cause the Operating Partnership to continue to use its best efforts to meet the requirements to qualify as a partnership under the Code, in each case unless otherwise determined by the Company's Board of Trustees to be in the best interests of its stockholders.

            (o) During the period of ninety days from the date of the Prospectus (the "Lock-Up Period"), without the prior written consent of the Lead Manager, the Company will not and will cause the Advisor to not (i) directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any public announcement of any of the foregoing,
(ii) establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the Rules and Regulations) with respect to any Relevant Security, and (iii) otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration, other than the sale of Shares as contemplated by this Agreement and the Company's issuance of Stock upon (A) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (B) the exercise of currently outstanding options; (C) the exercise of currently outstanding warrants; (D) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof; and (E) the issuance of Shares from time to time under the Company's dividend reinvestment plan, each as described in the Registration Statement, the Pricing Prospectus and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans; and the Company will obtain an undertaking in substantially the form of Annex II hereto of each of Mr. Ashner, the Advisor and its stockholders, members or equity holders listed on Schedule II attached hereto, not to engage in any of the aforementioned transactions on their own behalf

            Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. The Company will provide the Lead Manager, and all persons subject to the Lock-Up Period with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

      5. Covenant of the Underwriters. Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any "free writing prospectus" (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company if such Underwriter's use of or reference to such "free writing prospectus" would require the Company to file with the Commission any "issuer information" (as defined in Rule 433 under the Securities Act).

      6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Advisor, the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering;
(iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering;
(iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(f) hereof, including the fees and disbursements of counsel for the

Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on the NYSE; (vii) all travel expenses of the Company's, the Operating Partnership's and the Advisor's officers and employees and any other expense of the Company, the Operating Partnership or the Advisor incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in Sections 8, 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them.

      7. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company, the Operating Partnership and the Advisor herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the performance by the Company, the Operating Partnership and the Advisor of all of their respective obligations hereunder, and to each of the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (Washington, D.C. time) on the date of this Agreement; and all necessary regulatory or stock exchange approvals shall have been received.

            (b) At the Closing Date you shall have received the written opinion of each of Katten Muchin Rosenman LLP, Hahn Loeser & Parks LLP and Post Heymann & Koeffler LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to you, each to the effect set forth in Annex I hereto.

            (c) At the Closing Date, you shall have received the written opinion of Underwriters' Counsel, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to you, with respect to the issuance and sale of the Shares, the Registration Statement, the Pricing Disclosure Package, the Prospectus and such other matters as you may require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (d) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company and the Operating Partnership, dated the Closing Date, in form and substance satisfactory to you, as to the accuracy of the representations and warranties of the Company and the Operating Partnership set forth in Section 1 hereof as of the date hereof and as of the Closing Date, as to the performance by the Company and the Operating Partnership of all of their respective obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a), (f) and (g) of this Section 7, and as to such other matters as you may reasonably request.

            (e) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from each of KPMG LLP and Deloitte & Touche LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

            (f) (i) Neither the Company nor any Subsidiary shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Prospectus (exclusive of any supplement thereto); and
(ii) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, or of the Advisor, the effect of which, in the case of clause
(i) and (ii) described above, is, in the judgment of the Lead Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectus (exclusive of any such supplement).

            (g) On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability.

            (h) You shall have received a duly executed lock-up agreement from Mr. Michael L. Ashner, the Advisor and each shareholder listed on Schedule II hereto, in each case substantially in the form attached hereto as Annex II.

            (i) At the Closing Date, the Shares shall have been approved for listing on the NYSE.

            (j) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering.

            (k) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Advisor, dated the Closing Date in the form and substance satisfactory to you, as to the accuracy of the representations and warranties of the Advisor set forth in
Section 1A hereof as of the date hereof and as of the Closing Date and as to the performance by the Advisor of its respective obligations hereunder to be performed at or prior to the Closing Date.

            (l) The Company, the Operating Partnership and the Advisor shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested, including a letter from the Chief Financial Officer of the Company in a form reasonable acceptable to the Lead Manager scheduling the amounts set forth for the Company's funds from operations for the year ended December 31, 2003.

            (m) If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to the Lead Manager and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Manager at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Manager at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

      8. Indemnification.

            (a) The Company and the Operating Partnership each, jointly and severally, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Registration Statement, as originally filed or any amendment thereof, or in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) in any other materials or information provided to investors by, or with the approval of, the Company in connection with the Offering, including in any "road show" (as defined in Rule 433 under the Securities Act) for the Offering ("Marketing Materials"), or (ii) the omission or alleged omission to state (A) in the Registration Statement, as originally filed or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Manager expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof. This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership may otherwise have, including but not limited to other liability under this Agreement.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

      9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Operating Partnership and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Operating Partnership, any contribution received by the Company and the Operating Partnership from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company and the Operating Partnership within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and the Operating Partnership and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Operating Partnership bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Operating Partnership and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company and the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company and the Operating Partnership shall have the same rights to contribution as the Company, as applicable, subject in each case to clauses
(i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this
Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

      10. Underwriter Default.

            (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Lead Manager pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

            (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Manager may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Manager does not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 8, 9, 10 and 12(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

            (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Manager or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

      11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in
Section 4 and 5, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 4, 5, 8, 9, 11 and 12 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

      12. Effective Date of Agreement; Termination.

            (a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

            (b) The Lead Manager shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Manager will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) a suspension or material limitation in trading in securities generally on the NYSE shall have occurred; or (iii) a suspension or material limitation in trading in the Company's securities on the NYSE shall have occurred; or (iv) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Manager, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus or (vi) pursuant to
Section 7 hereof.

            (c) Any notice of termination pursuant to this Section 12 shall be in writing.

            (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Lead Manager, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

      13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

            (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Transactions Group, with a copy (which shall not constitute notice) to Underwriter's Counsel, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Robert B. Stebbins, Esq. (facsimile No.: (212) 728-9736);

            (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and the Operating Partnership and its counsel at the addresses of the Company and its counsel set forth in the Registration Statement, Attention: Carolyn Tiffany;

            (c) if sent to the Advisor, shall be mailed, delivered, or faxed and confirmed in writing to the Advisor and its counsel at the addresses of the Company and its counsel set forth in the Registration Statement, Attention:
Carolyn Tiffany; and

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Lead Manager, which address will be supplied to any other party hereto by the Lead Manager upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

      14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, the Advisor and the Operating Partnership and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Operating Partnership and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

      15. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company, the Operating Partnership and the Advisor irrevocably (a) submit to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (b) agree that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waive, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agree not to commence any Proceeding other than in such courts, and (e) waive, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE COMPANY, THE OPERATING PARTNERSHIP AND THE ADVISOR (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

      16. The parties acknowledge and agree that, for purposes of Sections 1(b), 1(c), 1(d) and 8 hereof, the information provided by or on behalf of any Underwriter consists solely of the material included in paragraph 5, other than the public offering price set forth on the cover page of the Prospectus, 12, 13 and 15 and in paragraph 14, limited to the second sentence and the last sentence, under the caption "Underwriting" in the Prospectus relating to short sales and stabilization activities of the underwriters.

      17. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

      18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      19. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature page follows]

            If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,

                                        WINTHROP REALTY TRUST


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WRT REALTY L.P.
                                        By: Winthrop Realty Trust, its general
                                            partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        FUR ADVISORS LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.


By:
    ------------------------------------
    Name:
    Title:

On behalf of itself and the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I

                                                    Total Number of Firm         Number of Additional Shares
                                                    Shares to be                 to be Purchased if Option
Underwriter                                         Purchased                    is Fully Exercised
Bear, Stearns & Co. Inc. ..........................    12,750,000                       1,912,500
KeyBanc Capital Markets ...........................     1,700,000                         255,000
Stifel, Nicolaus & Co., Inc. ......................     1,700,000                         255,000
BB&T Capital Markets, a division of Scott &
Stringfellow, Inc. ................................       850,000                         127,500
                                                       ----------                       ---------
       TOTAL ......................................    17,000,000                       2,550,000
                                                       ==========                       =========

                                   SCHEDULE II

                               Fur Investors, LLC

                                Fur Holdings LLC

                              WEM-Fur Investors LLC

                                    EXHIBIT A

                                  Subsidiaries

--------------------------------------------------------------------------------------------------------------------
Name Of Entity                             State Of Formation       Equity Holders
--------------------------------------------------------------------------------------------------------------------
Winthrop Realty Trust                      Ohio                     Publicly Held
--------------------------------------------------------------------------------------------------------------------
WRT-TRS Management Inc.                    Delaware                 Winthrop Realty Trust (100%)
--------------------------------------------------------------------------------------------------------------------
WRT Realty L.P.                            Delaware                 Winthrop Realty Trust (99.8% of common units and

                                                                                          100% of preferred units)

                                                                    WRT-TRS Management Inc. (.2% of common units)
--------------------------------------------------------------------------------------------------------------------
FT-Circle Tower Manager LLC                Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Circle Tower LLC                        Delaware                 FT-Circle Tower Manager LLC (1%)

                                                                    WRT Realty L.P. (99%)
--------------------------------------------------------------------------------------------------------------------
WRT-Springing Member LLC                   Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Clearwater Loan LLC                     Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Fin Acquisition LLC                     Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Fin GP LLC                              Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Florida Property LLC                    Delaware                 FT-Fin Acquisition LLC (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Churchill Property L.P.                 Delaware                 FT-Fin Acquisition LLC (99%)

                                                                    FT-Fin GP LLC (1%)
--------------------------------------------------------------------------------------------------------------------
FT-KRG Property L.P.                       Delaware                 FT-Fin Acquisition LLC (99%)

                                                                    FT-Fin GP LLC (1%)
--------------------------------------------------------------------------------------------------------------------
FT-WD Property LLC                         Delaware                 FT-Fin Acquisition LLC (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Orlando Property LLC                    Delaware                 FT-Fin Acquisition LLC (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Amherst Property Manager LLC            Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Amherst Property LLC                    Delaware                 WRT Realty L.P. (99%)

                                                                    FT-Amherst Property Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
WRT Holding LLC                            Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name Of Entity                             State Of Formation       Equity Holders
--------------------------------------------------------------------------------------------------------------------
FT-5400 Westheimer LLC                     Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-5400 New Unit Lender LLC                Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
5400 Westheimer Holding L.P.               Delaware                 General Partner - FT-5400 Westheimer LLC (8%)

                                                                    Limited Partners - Non-affiliates (92%)
--------------------------------------------------------------------------------------------------------------------
5400 Westheimer Court, LLC                 Delaware                 5400 Westheimer Holding L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
5400 Westheimer Limited Partnership        Delaware                 5400 Westheimer Court, LLC (1%)

                                                                    5400 Westheimer Holding L.P. (99%)
--------------------------------------------------------------------------------------------------------------------
FT-Marc Loan LLC                           Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Marc Class B LLC                        Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Ontario Holdings LLC                    Delaware                 WRT Realty L.P. (80%) MARC Erie LLC (20%)
--------------------------------------------------------------------------------------------------------------------
FT-Ontario Property Manager LLC            Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Ontario Property LLC                    Delaware                 FT-Ontario Holdings LLC (99%)

                                                                    FT-Ontario Property Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
FT-Ontario Parking Manager LLC             Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
FT-Ontario Parking LLC                     Delaware                 FT-Ontario Holdings LLC (99%)

                                                                    FT-Ontario Parking Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
WRT-Andover Property Manager LLC           Delaware                 WRT-Property Holdings LLC (100%)
--------------------------------------------------------------------------------------------------------------------
WRT-Andover Property LLC                   Delaware                 WRT Property Holdings LLC (99%)

                                                                    WRT-Andover Property Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
WRT-South Burlington Property Manager LLC  Delaware                 WRT-Property Holdings LLC (100%)
--------------------------------------------------------------------------------------------------------------------
WRT-South Burlington Property LLC          Delaware                 WRT-Property Holdings LLC (99%)

                                                                    WRT-South Burlington Property Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
FT-Toy LLC                                 Delaware                 Managing Member - WRT Realty L.P. (33.33%)

                                                                    Other Members - Halcyon Structured Opportunities
                                                                                    Fund, L.P. (33.33%)

                                                                                    HBK Master Fund L.P (33.33%)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name Of Entity                             State Of Formation       Equity Holders
--------------------------------------------------------------------------------------------------------------------
WRT-550/650 Corporetum Property LLC        Delaware                 WRT-Property Holdings LLC (99%)

                                                                    WRT-550/650 Corporetum Property Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
WRT-550/650 Corporetum Property Manager    Delaware                 WRT-Property Holdings LLC (100%)
LLC
--------------------------------------------------------------------------------------------------------------------
WRT-1050 Corporetum Property LLC           Delaware                 WRT-1050 Corporetum Holdings LLC (99%)

                                                                    WRT-1050 Corporetum Property Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
WRT-1050 Corporetum Property Manager LLC   Delaware                 WRT-1050 Corporetum Holdings LLC (100%)
--------------------------------------------------------------------------------------------------------------------
WRT-1050 Corporetum Holdings LLC           Delaware                 WRT Realty L.P. (60%)

                                                                    MARC Corporetum LLC (40%)
--------------------------------------------------------------------------------------------------------------------
WRT-701 Arboretum Property LLC             Delaware                 WRT-Property Holdings LLC (99%)

                                                                    WRT-701 Arboretum Property Manager LLC (1%)
--------------------------------------------------------------------------------------------------------------------
WRT-701 Arboretum Property Manager LLC     Delaware                 WRT-Property Holdings LLC (100%)
--------------------------------------------------------------------------------------------------------------------
WRT-Property Holdings LLC                  Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------
WRT-MARC RC LLC                            Illinois                 WRT-MARC RC Holding LLC (100%)
--------------------------------------------------------------------------------------------------------------------
WRT-MARC RC LAND LLC                       Illinois                 WRT-MARC RC Holding LLC (100%)
--------------------------------------------------------------------------------------------------------------------
WRT-MARC RC HOLDING LLC                    Delaware                 WRT-Realty L.P. (60%)

                                                                    MARC Entity (40%)
--------------------------------------------------------------------------------------------------------------------
111 Debt Holdings LLC                      Delaware                 The Newkirk Master Limited Partnership (50%)

                                                                    WRT Realty L.P. (50%)
--------------------------------------------------------------------------------------------------------------------
WRT OFP LLC                                Delaware                 WRT Realty L.P. (100%)
--------------------------------------------------------------------------------------------------------------------

                                     ANNEX I

                      Forms of Opinions of Company Counsel

                                    ANNEX II

                                October 30, 2006

                                Lock-Up Agreement

Bear, Stearns & Co. Inc.
     As Representative of the several
     Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Transactions Group

                     Winthrop Realty Trust Lock-Up Agreement

Ladies and Gentlemen:

            This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Winthrop Realty Trust, an unincorporated association in the form of a real estate investment trust organized under the laws of Ohio (the "Company"), of its common shares of beneficial interest, $1.00 par value per share (the "Stock").

            In order to induce you and the other underwriters for which you act as representative (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until one year from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

            Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

            The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                             Very truly yours,

                                             By: _______________________________

                                             Print Name: _______________________

                                    ANNEX III

   Issuer Free Writing Prospectuses included in the Pricing Disclosure Package

            None.